Restructuring, Impairment, and Other Charges	12 Months Ended
Dec. 31, 2014
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure [Text Block]
RESTRUCTURING, IMPAIRMENT, AND OTHER CHARGES

2014 Consolidation of Crystal and Other Activities
We announced a plan to consolidate our crystal operations during the first quarter of 2014. The consolidation will include transitioning small diameter crystal activities from our St. Peters, Missouri facility to other crystal facilities in Korea, Taiwan, and Italy. The consolidation of crystal activities will affect approximately 120 employees in St. Peters and is currently being implemented. It is expected to be completed by the second half of 2015. Restructuring charges of $3.9 million were recorded for the year ended December 31, 2014 and are included within restructuring reversals in the consolidated statement of operations. We also recorded long-lived asset impairment charges of $2.1 million for the year ended December 31, 2014 related to the consolidation of the semiconductor crystal operations.
On December 18, 2014, we initiated the termination of certain employees as part of a workforce restructuring plan. The plan is designed to realign the workforce, improve profitability, and support new growth market opportunities. The plan is expected to result in a total reduction of approximately 120 positions, with a majority of the affected employees outside of the United States. It is expected to be completed by the end of the first half of 2015. We recorded restructuring charges of $2.5 million for the year ended December 31, 2014 in connection with this workforce restructuring.

2011 Global Plan
The semiconductor industry experienced a downturn during the second half of 2011. In response, we committed to a series of actions to reduce our global workforce, right size production capacity, and accelerate operating cost reductions in 2012 and beyond (the “2011 Global Plan”) in December 2011 in order to better align our business to then-current and expected market conditions in the semiconductor market, as well as to improve our overall cost competitiveness and cash flows. These actions included:

•	Reducing total workforce by approximately 500 persons worldwide, representing approximately 11% of our employees;

•	Shuttering our Merano, Italy polysilicon facility as of December 31, 2011;
Details of the 2012 expenses, cash payments and expected costs incurred related to the 2011 Global Plan are set out in the following table:

						As of December 31, 2012
In millions	Accrued December 31, 2011	Year-to-date Restructuring Reversals	Cash Payments	Currency	Accrued December 31, 2012	Cumulative Costs Incurred	Total Costs Expected to be Incurred
2011 Global Plan
Severance and employee benefits	$54.5	$(6.4)	$(17.4)	$0.3	$31.0	$48.1	$48.1
Contract termination	178.3	(76.4)	(33.2)	0.8	69.5	106.5	106.5
Other	48.1	(5.1)	(6.7)	0.7	37.0	39.4	39.4
Total	$280.9	$(87.9)	$(57.3)	$1.8	$137.5	$194.0	$194.0

We executed two settlement agreements on September 4, 2012, with Evonik Industries AG and Evonik Degussa SpA ("Evonik"), one of our suppliers, to settle disputes arising from our early termination of two take-or-pay supply agreements resulting from the 2011 Global Plan. One of the original supply agreements also included a provision for the construction and operation of a chlorosilanes plant located on the site of our Merano, Italy polysilicon facility for our benefit. Pursuant to the settlement reached, we forfeited a deposit of $10.2 million and agreed to pay Evonik a total of 70.0 million euro, of which 25.0 million euro was paid in 2012 and 45.0 million euro was paid in 2013. A favorable adjustment to our 2011 Global Plan liabilities was made in the third quarter of 2012 as a result of this restructuring-related settlement, resulting in $65.8 million of income within restructuring charges (reversals) in the combined statement of operations. Additionally, on December 30, 2012 as part of the settlement with Evonik, we obtained title to the chlorosilanes plant, which resulted in a $31.7 million gain in the combined statement of operations for the fourth quarter of 2012. The fair value of the chlorosilanes plant was calculated based on a discounted cash flow model using management's assumptions (Level 3).
We entered into a letter of agreement on December 14, 2012 with a subsidiary of SunEdison pertaining to a polysilicon supply agreement as a result of shuttering our Merano, Italy polysilicon facility. The letter agreement required the subsidiary of SunEdison to reimburse the Company 57.9 million euro related to damages paid to suppliers and lost profits. Approximately $75.7 million of income was recorded within restructuring charges (reversals) in the combined statement of operations with an offset to accounts receivable, affiliate in the combined balance sheet in December 2012, as a result of this letter of agreement. The parties agreed to offset the accounts receivable, affiliate balance at December 31, 2012 of $75.7 million during 2013 by reducing the long-term loan from the SunEdison subsidiary by 40.0 million euro and reducing accounts payable, affiliate by 17.9 million euro. Similarly, in December 2011, a debit memo was issued by our Italian subsidiary for $10.5 million, resulting in income within restructuring charges (reversals) on the combined statement of operations. Additionally, the Company retained a deposit of 24.0 million euro for each of the periods ended December 31, 2013, 2012 and 2011 related to the polysilicon supply agreement, which is included within the accounts payable, affiliate line in the combined balance sheet. Similar to the 2012 agreement, in September 2013 the SunEdison subsidiary agreed with the Company to reimburse damages paid to suppliers and lost profits for 2013. The Company recorded $62.9 million of income within restructuring charges (reversals) in the combined statement of operations with an offset to accounts receivable, affiliate in the combined balance sheet for the year ended December 31, 2013.
Details of the 2013 expenses, cash payments and expected costs incurred related to the 2011 Global Plan are set out in the following table:

							As of December 31, 2013
In millions	Accrued December 31, 2012	Year-to-date Restructuring Reversals	Cash Payments	Non-Cash Settlements	Currency	Accrued December 31, 2013	Cumulative Costs Incurred	Total Costs Expected to be Incurred
2011 Global Plan
Severance and employee Benefits	$31.0	$(11.5)	$(0.7)	$—	$2.2	$21.0	$36.6	$36.6
Contract termination	69.5	—	(59.4)	—	0.4	10.5	106.5	106.5
Other	37.0	(1.5)	(4.8)	(7.6)	1.1	24.2	37.9	37.9
Total	$137.5	$(13.0)	$(64.9)	$(7.6)	$3.7	$55.7	$181.0	$181.0

During the year ended December 31, 2013, $75.9 million of income was recorded within restructuring charges (reversals) in the combined statement of operations pertaining to the 2011 Global Plan, which primarily consisted of the $62.9 million previously discussed. The remaining income recorded within restructuring charges (reversals) relates to net reversals of costs due to settlements of certain obligations and changes in estimates pertaining to severance, offset by immaterial expenses related to various restructuring activities.
Management concluded an analysis in the fourth quarter of 2013 as to whether to restart the Merano, Italy polysilicon facility and determined that, based on developments and market conditions, restarting the facility was not aligned with our business strategy. Accordingly, we decided to indefinitely close that facility and the related chlorosilanes facility (together, the "facilities") obtained from Evonik. We recorded $33.6 million of non-cash impairment charges to write down these assets to their then-current estimated salvage value in the fourth quarter of 2013 as a result.
Details of the 2014 expenses, cash payments, and expected costs incurred related to the 2011 Global Plan are set out in the following table:

							As of December 31, 2014
In millions	Accrued December 31, 2013	Year-to-date Restructuring Reversals	Cash Payments	Non-cash Settlements	Currency	Accrued December 31, 2014	Cumulative Costs Incurred	Total Costs Expected to be Incurred
2011 Global Plan
Severance and employee benefits	$21.0	$(14.3)	$(3.3)	$(0.9)	$(1.8)	$0.7	$22.3	$22.3
Contract termination	10.5	—	(10.5)	—	—	—	106.5	106.5
Other	24.2	(0.3)	(12.7)	2.0	(1.7)	11.5	37.6	37.6
Total	$55.7	$(14.6)	$(26.5)	$1.1	$(3.5)	$12.2	$166.4	$166.4

We recorded net restructuring reversals of $14.4 million for the year ended December 31, 2014, due primarily to a favorable settlement of a polysilicon supply agreement negotiated in 2013 with a subsidiary of SunEdison, but settled during the first half of 2014, and the $12.0 million of severance reversals, as discussed below. The favorable settlement with a subsidiary of SunEdison was recorded within restructuring reversals in the consolidated statement of operations with an offset to accounts receivable, affiliate in the consolidated balance sheet, and thus is not reflected in the table above. This favorable settlement with a subsidiary of SunEdison is not reflected in the consolidated statement of cash flows as it was a non-cash transaction. Other revisions to our estimated restructuring liabilities included $2.6 million of net reversals which were recorded during the year ended December 31, 2014 due to actual results differing from our previous estimates.
We executed a favorable settlement of a polysilicon supply agreement with a subsidiary of SunEdison during the second quarter of 2014. This settlement resulted in non-cash capital contributions in the form of intercompany debt forgiveness which did not change the statement of operations but increased shareholders' equity by $32.3 million. Because this is a non-cash transaction, the Company recorded a net increase in net parent investment of $32.3 million which is not reflected in the consolidated statement of cash flows or the table above.
We received offers of interest to purchase our indefinitely-closed Merano, Italy facilities during the third quarter of 2014. These offers indicated to us that the carrying value of the assets exceeded their estimated fair value. We recorded $57.3 million of non-cash charges to write down these assets to their estimated fair value as a result of an impairment analysis. These charges were recognized as long-lived asset impairment charges in our consolidated statement of operations. Impairment charges were measured based on the amount by which the carrying value of these assets exceeded their estimated fair value after consideration of their future cash flows using management's assumptions (Level 3).
In December 2014, we closed the sale of the Merano, Italy facilities. The facilities were sold to a third party for 10.0 million euro. No cash payment was received at the date of closing and the purchase consideration will be paid to us over ten years. In connection with the sales transaction, we provided the buyer with loans totaling 7.5 million euro which will be repaid over nine years. We accounted for this transaction in accordance with the deposit method of real estate accounting. We recognized a $4.7 million loss on sale of property, plant and equipment for the year ended December 31, 2014 related to this sales transaction. As a result of the sales transaction, we have a variable interest in the buyer’s newly created entity that purchased the facilities. We are not the primary beneficiary because we do not have controlling financial interest in this variable interest entity (“VIE”) and have, therefore, not consolidated this VIE. The carrying amounts of the facilities’ assets and liabilities sold to the VIE are 15.8 million euro and 5.4 million euro, respectively, which are recorded in our consolidated balance sheet. Our maximum exposure to loss as a result of our involvement with the VIE is the 10.0 million euro purchase price receivable and the 7.5 million euro loans to the extent we do not receive these funds in the future. We also recorded $12.0 million of severance reversals related to the sale of the facilities because the buyer assumed legal responsibility for the affected employees' severance liabilities. The severance reversals are included within restructuring reversals in the consolidated statement of operations. This severance reversal is a non-cash settlement and the statement of cash flows is adjusted for this non-cash transaction.

2009 Restructuring Plan
We committed to workforce reductions during the first and second quarters of 2009 (the “2009 Global Plan”) in order to better align manufacturing capabilities to projected demand. We committed, in September 2009, to actions to reduce manufacturing costs by shifting manufacturing from our St. Peters, Missouri and Sherman, Texas facilities to other locations which are closer to a number of our customers in the Asia Pacific region (the “2009 U.S. Plan”). We have provided and paid severance benefits to those terminated under the 2009 Global Plan and will provide severance benefits to those employees who have been or will be terminated under the 2009 U.S. Plan. We recorded restructuring reversals of $0.2 million and charges of $0.9 million and $1.8 million and made cash payments of $0.3 million, $3.0 million, and $14.6 million in the years ended December 31, 2014, 2013, and 2012, respectively. There is no remaining accrual for the 2009 Restructuring Plan as of December 31, 2014.